                                                                    EXHIBIT 21.1



                     SUBSIDIARIES OF WASTE CONNECTIONS, INC.



                                                          STATE OF           OTHER NAMES UNDER
                                                       INCORPORATION/         WHICH CONDUCTS
          SUBSIDIARY                                    ORGANIZATION             BUSINESS
          ----------                                   --------------        -----------------
AMADOR DISPOSAL SERVICE, INC.                            California

AMERICAN DISPOSAL COMPANY, INC.                          Washington
                                                                           Arrow Sanitary
ARROW SANITARY SERVICE, INC.                               Oregon

BUTLER COUNTY LANDFILL, INC.                              Nebraska

CAMINO REAL ENVIRONMENTAL CENTER, INC.                   New Mexico

CITY SANITATION, INC.                                       Utah

COLUMBIA RESOURCE CO., L.P.                              Washington

COLUMBIA SANITARY SERVICE, INC.                            Oregon

COMMUNITY REFUSE DISPOSAL INC.                            Nebraska

CURRY TRANSFER & RECYCLING, INC.                           Oregon          City Transfer &
                                                                             Recycling
                                                                           Country Transfer &
                                                                             Recycling
                                                                           County Transfer &
                                                                             Recycling
                                                                           Extra Mile Disposal
                                                                             & Hauling
                                                                           Harrell's Septic
                                                                           Sandy's Disposal
                                                                             Service

DJS (2) WASTE, INC.                                        Oregon

D. M. DISPOSAL CO., INC.                                 Washington

DENVER REGIONAL LANDFILL, INC.                            Colorado

EL PASO DISPOSAL, LP                                        Texas          Caprock Waste
                                                                             Services Company,
                                                                             LLC

                                                          STATE OF           OTHER NAMES UNDER
                                                       INCORPORATION/         WHICH CONDUCTS
          SUBSIDIARY                                    ORGANIZATION             BUSINESS
          ----------                                   --------------        -----------------
ENVIRONMENTAL WASTE SYSTEMS, INC.                          Oregon          Clatskanie Sanitary
                                                                             Service
                                                                           Hudson Portable
                                                                             Toilet Service
                                                                           Hudson's Garbage
                                                                             Service

FINLEY-BUTTES LIMITED PARTNERSHIP                          Oregon

FINNEY COUNTY LANDFILL, INC.                              Delaware

G & P DEVELOPMENT, INC.                                   Nebraska

J BAR J LAND, INC.                                        Nebraska
                                                                           -
KINGSBURG DISPOSAL SERVICE, INC.                         California

MADERA DISPOSAL SYSTEMS, INC.                            California        Allied Disposal
                                                                             Company
                                                                           Bishop Waste Disposal
                                                                           Riverdale Disposal
                                                                             Service
                                                                           Sierra Disposal
                                                                           Western Johns

MAMMOTH DISPOSAL COMPANY                                 California

MANAGEMENT ENVIRONMENTAL NATIONAL, INC.                  Washington

MIDKANSAS SANITATION, INC.                                 Kansas

MORELAND SANITARY SERVICE, INC.                            Oregon          Arrow Sanitary
                                                                           Jack Fleming
                                                                             Sanitary Service

MURREY'S DISPOSAL COMPANY, INC.                          Washington

NEBRASKA ECOLOGY SYSTEMS, INC.                            Nebraska

NOBLES COUNTY LANDFILL, INC.                              Minnesota

NORTHERN PLAINS DISPOSAL, INC.                            Delaware

OKLAHOMA CITY WASTE DISPOSAL, INC.                        Oklahoma

OKLAHOMA LANDFILL HOLDINGS, INC.                          Delaware

OSAGE LANDFILL, INC.                                      Oklahoma

                                                          STATE OF           OTHER NAMES UNDER
                                                       INCORPORATION/         WHICH CONDUCTS
          SUBSIDIARY                                    ORGANIZATION             BUSINESS
          ----------                                   --------------        -----------------
RED CARPET LANDFILL, INC.                                 Oklahoma
                                                                           Arrow Sanitary
REFUSE REMOVAL, INC.                                       Oregon

RH FINANCIAL CORPORATION                                 Washington

ROCHE & SONS, INC.                                          Utah

SOUTHERN PLAINS DISPOSAL, INC.                            Delaware

SUPERIOR REFUSE REMOVAL CORPORATION                      Washington

TACOMA RECYCLING COMPANY, INC.                           Washington

WASCO COUNTY LANDFILL, INC.                               Delaware

WASTE CONNECTIONS MANAGEMENT SERVICES, INC.               Delaware

WASTE CONNECTIONS OF COLORADO, INC.                       Delaware

WASTE CONNECTIONS OF IOWA, INC.                             Iowa
(f/k/a Whaley Waste Systems Inc.)

WASTE CONNECTIONS OF KANSAS, INC.                         Delaware
                                                                           L&L Sanitation
WASTE CONNECTIONS OF MINNESOTA, INC.                      Minnesota        Schaap Sanitation
(f/k/a Ritter's Sanitary Service, Inc.)

WASTE CONNECTIONS OF MONTANA, INC.                        Delaware

WASTE CONNECTIONS OF NEBRASKA, INC.                       Delaware         Big Red Roll Off
                                                                           Central Waste
                                                                             Disposal
                                                                           J & J Sanitation
                                                                           Midwest Refuse
                                                                             Service Commercial
                                                                           Omega Systems
                                                                           Sanitation Systems
                                                                           Saunders County
                                                                             Disposal
                                                                           Shrader Refuse and
                                                                             Recycling Service
                                                                             Company
                                                                           The Garbage Company
                                                                           Ummel Sanitation
                                                                           Wahoo Sanitation

WASTE CONNECTIONS OF NEW MEXICO, INC.                     Delaware


                                                          STATE OF           OTHER NAMES UNDER
                                                       INCORPORATION/         WHICH CONDUCTS
          SUBSIDIARY                                    ORGANIZATION             BUSINESS
          ----------                                   --------------        -----------------
WASTE CONNECTIONS OF OKLAHOMA, INC.                       Oklahoma         Oklahoma Disposal &
(f/k/a B & B Sanitation, Inc.)                                               Sanitation

WASTE CONNECTIONS OF OREGON, INC.                          Oregon          Lebanon-Sweet Home
(f/k/a Sweet Home Sanitation Service, Inc.)                                  Septic Tank Service
                                                                           Ace Sanicans
                                                                           Buck's Sanitary
                                                                             Service
                                                                           Hank's Septic Tank
                                                                             Service
                                                                           Sweet Home
                                                                             Sanitation Service
                                                                           Sweet Home Transfer
                                                                             & Recycling
                                                                           Wally's Portable
                                                                             Restrooms

                                                                           Arrow Sanitary

WASTE CONNECTIONS OF SOUTH DAKOTA, INC.                 South Dakota       Cook's Wastepaper &
(f/k/a Novak Enterprises, Inc.)                                              Recycling
                                                                           Novak Enterprises

WASTE CONNECTIONS OF TEXAS, LLC                           Delaware

WASTE CONNECTIONS OF UTAH, INC.                           Delaware         Roche & Sons

WASTE CONNECTIONS OF WASHINGTON, INC.                    Washington

WASTE CONNECTIONS OF WYOMING, INC.                        Delaware

WASTE CONNECTIONS TRANSPORTATION COMPANY, INC.             Oregon

WASTE CONNECTIONS, INC.                                   Delaware         Waste Connections of
                                                                             Oklahoma, Inc.
                                                                           Amador Disposal
                                                                             Service
                                                                           Mother Lode Sani-Hut

                                                                           Mammoth Disposal
                                                                             Company

                                                                           Mono County Disposal

WCI ACQUISITION CORPORATION                                 Texas
(FEIN:  94-3382549)

                                                          STATE OF           OTHER NAMES UNDER
                                                       INCORPORATION/         WHICH CONDUCTS
          SUBSIDIARY                                    ORGANIZATION             BUSINESS
          ----------                                   --------------        -----------------
WCI ACQUISITION CORPORATION                               Nebraska
(FEIN: 94-3345277)

WCI ACQUISITION CORPORATION I                              Oregon
(FEIN: 94-3338199)
